UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):

May 5, 2009

CHINA RECYCLING ENERGY CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 909, Tower B
Chang An International Building
No. 88 Nan Guan Zheng Jie
Xi An City, Shan Xi Province
China 710068
 (Address of principal executive offices, including zip code)

(86-29) 8769-1097
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant's Certifying Accountant.

On May 5, 2009, the Board of Directors of China Recycling Energy Corporation (the “Company”) approved the engagement of Deloitte Touche Tohmatsu CPA Ltd. (“Deloitte”) as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009, and dismissed Goldman Parks Kurland Mohidin, LLP (“GPKM”) from that role.

GPKM's audit reports on the Company's consolidated financial statements as of and for the fiscal years ended December 31, 2008, and December 31, 2007, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended December 31, 2008, and December 31, 2007, respectively, and in the subsequent interim period through May 4, 2009, there were (1) no disagreements between the Company and GPKM on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GPKM, would have caused GPKM to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (2) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided GPKM with a copy of the disclosures it is making in this Current Report on Form 8-K (the “Report”) prior to the time the Report was filed with the Securities and Exchange Commission (the “SEC”). The Company requested that GPKM furnish a letter addressed to the SEC stating whether or not it agrees with the statements made herein. A copy of GPKM’s letter dated May 11, 2009, is attached as Exhibit 16.1 hereto.

In deciding to engage Deloitte, the Board of Directors reviewed auditor independence and existing commercial relationships with Deloitte, and concluded that Deloitte has no commercial relationship with the Company that would impair its independence. During the fiscal years ended December 31, 2008, and December 31, 2007, respectively, and in the subsequent interim period through May 4, 2009 neither the Company nor anyone acting on its behalf has consulted with Deloitte on any of the matters or events set forth in Item 304(a)(2) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
16.1	Letter of Goldman Parks Kurland Mohidin, LLP dated May 11, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Recycling Energy Corporation

Date: May 11, 2009	/s/ Xinyu Peng
Xinyu Peng, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
16.1	Letter of Goldman Parks Kurland Mohidin, LLP dated May 11, 2009.